                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         WHEREAS, UICI, a Delaware corporation (herein referred to as the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 with respect to shares of its common stock, par value $0.01 per share, to be issued under its 1996 Special Stock Option Plan;

         WHEREAS, each of the undersigned holds the office or offices in the Company herein below set forth opposite his name, respectively;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Gregory T. Mutz and Glenn W. Reed and each of them individually, his attorney with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Company's Registration Statement on Form S-8 with respect to the 1996 Special Stock Option Plan, and to any and all amendments (including post-effective amendments) thereto, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 27th day of June, 2003.

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
Ronald L. Jensen, Chairman and Director               /s/ Ronald L. Jensen
                                                     --------------------------

Gregory T. Mutz, Director, President and Chief       /s/ Gregory T. Mutz
     Executive Officer                               --------------------------

Mark D. Hauptman, Vice President, Chief              /s/ Mark D. Hauptman
     Financial Officer and Chief Accounting          --------------------------
     Officer

Glenn W. Reed, Director, Executive Vice              /s/ Glenn W. Reed
     President and General Counsel                   --------------------------

Stuart D. Bilton, Director                           /s/ Stuart D. Bilton
                                                     --------------------------

Thomas P. Cooper, M.D., Director                     /s/ Thomas P. Cooper
                                                     --------------------------

William J. Gedwed, Director                          /s/ William J. Gedwed
                                                     --------------------------

Patrick J. McLaughlin, Director                      /s/ Patrick J. McLaughlin
                                                     --------------------------

Richard T. Mockler, Director                         /s/ Richard T. Mockler
                                                     --------------------------

Mural R. Josephson, Director                         /s/ Mural R. Josephson
                                                     --------------------------
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